Exhibit 99.1

FORTRESS INVESTMENT GROUP LLC

Contact:

Gordon E. Runté

212-798-6082

Fortress Reports First Quarter 2011 Financial Results

New York, NY. May 5, 2011 – Fortress Investment Group LLC (NYSE: FIG) today reported its first quarter 2011 results.

FIRST QUARTER 2011 HIGHLIGHTS

•	Assets under management of $43.1 billion as of March 31, 2011, up 43% from $30.2 billion as of March 31, 2010.

•

Pre-tax distributable earnings (DE) of $103 million in the first quarter of 2011, up from $96 million in the first quarter of 2010; pre-tax DE of $0.20 per dividend paying share in the first quarter of 2011, up 5% from $0.19 per dividend paying share in the first quarter of 2010.

•	Fund management DE of $95 million in the first quarter of 2011, up 3% from $92 million in the first quarter of 2010.

•

GAAP net loss, excluding principals agreement compensation, of $20 million in the first quarter of 2011, compared to a net loss of $27 million in the first quarter of 2010; GAAP net loss attributable to Class A Shareholders in the first quarter of 2011 was $103 million, compared to a net loss of $84 million in the first quarter of 2010.

•	Launched Asia Macro Fund on March 1, 2011, which is run out of Singapore by Adam Levinson.

“We had a very solid first quarter, with our Credit business in a sweet spot, private equity valuations again marching up, and our macro funds delivering top-tier returns,” said Daniel Mudd, Chief Executive Officer. “More and more Fortress cylinders are firing, investor interest in our strategies is strong and growing, and we see tremendous opportunities to put capital to work.”

Please see the exhibits to this press release for a reconciliation of non-GAAP measures referred to in this press release to the related GAAP measures.

CONSOLIDATED RESULTS – SEGMENTS

As of March 31, 2011, assets under management totaled $43.1 billion, up 43% from $30.2 billion as of March 31, 2010. The net increase was primarily from the April 2010 acquisition of Logan Circle Partners, which had approximately $12.5 billion of assets under management as of March 31, 2011.

Pre-tax DE was $103 million in the first quarter of 2011, up from $96 million in the first quarter of 2010. On a dividend paying share basis, pre-tax DE was $0.20 per share in the first quarter of 2010, up 5% from $0.19 per share in the first quarter of 2010. Pre-tax DE increased primarily as a result of improved performance in our

Principal Investment segment as well as increased incentive income across the Liquid Hedge Fund and the Credit Hedge Fund segments. The increase in incentive income in the hedge funds was the result of substantially all of the capital eligible to earn incentive income within the main Credit and Liquid Hedge Funds being above their respective high water marks, as of March 31, 2011.

In the first quarter of 2011, fund management distributable earnings were $95 million, up 3% from $92 million in the first quarter of 2010. This increase was driven by a $37 million increase in total segment revenues, offset by a $34 million increase in total segment expenses.

Total segment revenues were $244 million in the first quarter of 2011, up 18% from $207 million in the first quarter of 2010. Notably we had (i) $38 million of incentive income recognized from our Credit Hedge Funds, compared to $8 million in the first quarter of 2010 and (ii) $22 million of incentive income recognized from our Liquid Hedge Funds, compared to $6 million in the first quarter of 2010.

Total segment expenses were $149 million in the first quarter of 2011, up 30% from $115 million in the first quarter of 2010, largely driven by increases in compensation and benefits including profit sharing expenses. In addition Fortress had a $7 million increase in unallocated expenses primarily from Logan Circle Partners, which was not part of Fortress in the first quarter of 2010.

The Company’s quarterly segment revenues and distributable earnings will fluctuate materially depending upon the performance of our funds and the realization events within our private equity businesses, as well as other factors. Accordingly, the revenues and profits in any particular quarter should not be expected to be indicative of future results.

CONSOLIDATED RESULTS - GAAP

Fortress had a GAAP net loss of $255 million in the first quarter of 2011, compared to a loss of $261 million in the first quarter of 2010. This included revenues of $197 million in the first quarter of 2011 and $160 million in the first quarter of 2010. Excluding principals agreement compensation, Fortress had a net loss of $20 million in the first quarter of 2011, compared to net a loss of $27 million in the first quarter of 2010.

In the first quarter of 2011, our GAAP net loss attributable to Class A Shareholders was $0.58 per diluted share, compared to $0.58 per diluted share in the first quarter of 2010.

SUMMARY FINANCIAL RESULTS

The table below details Fortress’s Distributable Earnings and GAAP Net Income (Loss) for the first quarter of 2011 and 2010:

	First Quarter		$ Change
(in millions, except per share amount)	2011	2010
Distributable Earnings
Fund management DE	$95	$92	$3

Pre-tax DE	$103	$96	$7
Per dividend paying share/unit	$0.20	$0.19	$0.01

Weighted Average Dividend Paying Shares and Units Outstanding	526	516

GAAP
Net income (loss)	$(255)	$(261)	$6

Net income (loss) attributable to Class A Shareholders	$(103)	$(84)	$(19)
Per diluted share	$(0.58)	$(0.58)	$—

Net income (loss) excluding principals agreement compensation	$(20)	$(27)	$7

The following discussion of our results is based on segment reporting as presented in our Quarterly Report on Form 10-Q. Our GAAP statement of operations and balance sheet are presented following this discussion. The following table is a summary presentation of our segment performance with supplemental data provided for informational purposes.

Supplemental Data for the First Quarter 2011 and 2010:

	Three Months Ended March 31, 2011
		Private Equity		Liquid Hedge Funds	Credit Funds		Principal Investments
(in millions)	Total [1]	Funds	Castles		Hedge Funds	PE Funds
Assets Under Management
AUM - January 1, 2011	$44,613	$11,923	$3,037	$4,684	$8,444	$4,817	$—
Capital raised	523	—	—	330	149	44	—
Equity raised	98	—	98	—	—	—
Increase in invested capital	459	—	—	6	—	453	—
Redemptions	(614)	—	—	(264)	(350)	—	—
SPV DISTRIBUTION	—	—	—	—	—	—	—
RCA distributions [2]	(424)	—	—	—	(424)	—	—
Return of capital distributions	(947)	(201)	—	—	(5)	(741)	—
Adjustment for reset date	(1,997)	(1,997)	—	—	—	—
Crystallized Incentive Income	(157)	—	—	(63)	(94)	—	—
Equity buyback	(19)	—	(19)	—	—	—	—
Net Client Flows	545	—	—	—	—	—	—
Income (loss) and foreign exchange	1,027	291	112	121	314	(42)	—

AUM - Ending Balance	$43,107	$10,016	$3,228	$4,814	$8,034	$4,531	$—

Third-Party Capital Raised	$551	$—	$—	$330	$149	$72	$—

Segment Revenues
Management fees	$121	$35	$12	$22	$36	$16	$—
Incentive income	118	1	—	22	38	57	—
Unallocated Revenues	5

Total	244	36	12	44	74	73	—

Segment Expenses
Operating expenses	$(83)	$(14)	$(7)	$(19)	$(36)	$(7)	—
Profit sharing compensation expenses	(58)	—	—	(12)	(18)	(28)	—
Unallocated Expenses	(8)

Total	(149)	(14)	(7)	(31)	(54)	(35)	—

Fund Management DE	95	22	5	13	20	38	—

Investment Income	12						12
Interest Expense	(4)						(4)

Pre-tax Distributable Earnings	$103	$22	$5	$13	$20	$38	$8

	Three Months Ended March 31, 2010
		Private Equity		Liquid Hedge Funds	Credit Funds		Principal Investments
(in millions)	Total	Funds	Castles		Hedge Funds	PE Funds
Assets Under Management
AUM - January 1, 2010	$31,476	$11,344	$3,232	$4,297	$9,256	$3,347	$—
Capital raised	738	—	—	634	81	23	—
Equity raised	2	—	2	—	—	—
Increase in invested capital	202	2	—	1	1	198	—
Redemptions	(271)	—	—	(217)	(54)	—	—
SPV distribution	(510)	—	—	(510)	—	—	—
RCA distributions [2]	(351)	—	—	—	(351)	—	—
Return of capital distributions	(1,364)	(5)	—	—	(1)	(1,358)	—
Crystallized Incentive Income	(7)	—	—	(7)	—	—	—
Equity buyback	(62)	—	(62)	—	—	—	—
Net Client Flows	—	—	—	—	—	—	—
Income (loss) and foreign exchange	344	214	(117)	75	185	(13)	—

AUM - Ending Balance	$30,197	$11,555	$3,055	$4,273	$9,117	$2,197	$—

Third-Party Capital Raised	$890	$—	$—	$634	$81	$175	$—

Segment Revenues
Management fees	$108	$33	$12	$19	$34	$10	$—
Incentive income	99	—	—	6	8	85	—
Unallocated Revenues	—

Total	207	33	12	25	42	95	—

Segment Expenses
Operating expenses	(64)	(9)	(8)	(14)	(27)	(6)	—
Profit sharing compensation expenses	(50)	—	—	(3)	(4)	(43)	—
Unallocated Expenses	(1)

Total	(115)	(9)	(8)	(17)	(31)	(49)	—

Fund Management DE	92	24	4	8	11	46	—

Investment Income	8						8
Interest Expense	(4)						(4)

Pre-tax Distributable Earnings	$96	$24	$4	$8	$11	$46

[1]	Total includes Logan Circle Partners, which is not a segment.
[2]	Represents distributions from (i) assets held by redeeming capital accounts in our Drawbridge Special Opportunities Funds, and (ii) the Value Recovery Funds.

BUSINESS SEGMENT RESULTS

Private Equity – Funds

Assets under management for the Private Equity Funds was $10.0 billion as of March 31, 2011, compared to $11.9 billion as of December 31, 2010 and $11.6 billion as of March 31, 2010. During the first quarter of 2011, three of our Private Equity Funds reached the end of their investment periods, which reset the basis upon which management fees are earned. This reset occurs in the ordinary course pursuant to the Funds’ governing documentation and is typical for similarly structured private equity funds. The basis was reduced from committed capital to the lower of invested capital or net asset value (“NAV”). Therefore, the change in basis is comprised of two components: (i) the difference between committed capital and the amount of that commitment that was actually invested, and (ii) historical reductions in NAV, which in this case generally occurred in 2008 and 2009. These resets resulted in a $2.0 billion dollar decrease and were the primary driver in the decline in assets under management.

With respect to investments held at the beginning of the period, the Fortress Private Equity investments appreciated 10.4% during the first quarter of 2011.

The Private Equity Funds generated pre-tax DE of $22 million in the first quarter of 2011, down 8% from $24 million in the first quarter of 2010, as a result of an increase in segment expenses of $5 million, partially offset by an increase in segment revenues of $3 million.

Segment revenues were $36 million in the first quarter of 2011, up 9% from $33 million in the first quarter of 2010. The year-over-year increase in segment revenue was driven by a $2 million increase in fund management fees and a $1 million increase in incentive income.

Private Equity – Castles

Assets under management for the Castles, which are comprised of two managed publicly traded companies (Newcastle Investment Corp. and Eurocastle Investment Limited), was $3.2 billion as of March 31, 2011, compared to $3.0 billion as of December 31, 2010 and $3.1 billion as of March 31, 2010.

The Castles generated pre-tax DE of $5 million in the first quarter of 2011, up 25% from $4 million in the first quarter of 2010, as a result of a decrease in segment expenses of $1 million.

Segment revenues were $12 million in the first quarter of 2011, flat compared to $12 million in the first quarter of 2010.

Liquid Hedge Funds

Assets under management for the Liquid Hedge Funds was $4.8 billion as of March 31, 2011, compared to $4.7 billion as of December 31, 2010 and $4.3 billion as of March 31, 2010. Capital raised and redemption payouts in April 2011 will affect assets under management in the second quarter of 2011.

The following table shows our Assets Under Management by fund:

(dollars in billions)	March 31, 2011	December 31, 2010	March 31, 2010
Macro Funds [3]	$3.7	$3.6	$3.3
Fortress Commodities Funds [4]	$1.1	$1.1	$1.0

The following table shows our gross and net returns by fund:5

	First Quarter 2011	Estimated Four Months Ended April 30, 2011
Gross Returns

Fortress Macro Fund Ltd	2.9%	1.6%
Drawbridge Global Macro Fund Ltd	2.7%	1.2%
Fortress Commodities Fund L.P.	4.2%	3.9%
Fortress Asia Macro Fund Ltd [6]	4.4%	4.2%

Net Returns

Fortress Macro Fund Ltd	1.9%	0.7%
Drawbridge Global Macro Fund Ltd	1.7%	0.1%
Fortress Commodities Fund L.P.	3.0%	2.6%
Fortress Asia Macro Fund Ltd [6]	3.5%	3.2%

The Liquid Hedge Funds generated pre-tax DE of $13 million in the first quarter of 2011, up 63% from $8 million in the first quarter of 2010, as a result of an increase in segment revenues of $19 million, partially offset by an increase in segment expenses of $14 million.

Segment revenues were $44 million in the first quarter of 2011, up 76% from $25 million in the first quarter of 2010. The year-over-year increase in segment revenues was a result of a $16 million increase in incentive income and a $3 million increase in management fees. As a result of the positive performance across each of our Liquid Hedge Funds, virtually all of the capital that is eligible to earn incentive income within these funds continued to exceed their respective high water marks and therefore incentive income was recognized.

Credit - Hedge Funds

Assets under management for the Credit Hedge Funds was $8.0 billion as of March 31, 2011, compared to $8.4 billion as of December 31, 2010 and $9.1 billion as of March 31, 2010. Excluding the Value Recovery Funds, which are third-party originated funds for which we were engaged to manage the orderly liquidation of existing portfolios, assets under management was flat in the Credit Hedge Funds at $6.8 billion as of March 31, 2011 compared to March 31, 2010. Capital raised and redemption payouts in April 2011 will affect assets under management in the second quarter of 2011.

[3]

Combined AUM for Fortress Macro Onshore Fund LP, Fortress Macro Offshore Fund L.P., Fortress Macro Fund Ltd, Fortress Macro managed accounts, Drawbridge Global Macro Fund LP, Drawbridge Global Macro Intermediate Fund L.P., Drawbridge Global Alpha Intermediate Fund L.P., DBGM Offshore Ltd, DBGM Onshore LP, DBGM Alpha V Ltd, Fortress Asia Macro Fund Ltd and Fortress Asia Macro Fund LP.

[4]	Combined AUM for Fortress Commodities Fund L.P., Fortress Commodities MA 1 L.P. and Fortress Commodities managed accounts.
[5]

The performance data contained herein reflects returns for a "new issue eligible," single investor class as of the close of business on the last day of the relevant period. Gross returns reflect performance data prior to management fees borne by the Fund and incentive allocations while net returns reflect performance data after taking into account management fees borne by the Fund and incentive allocations.

[6]	The Fortress Asia Macro Funds were launched on March 1, 2011.

The following table shows our Assets Under Management by fund:

(dollars in billions)	March 31, 2011	December 31, 2010	March 31, 2010
Drawbridge Special Opportunities Funds [7]	$5.3	$5.5	$5.2
Fortress Partners Funds [8]	$1.5	$1.7	$1.6
Fortress Value Recovery Funds [9]	$1.2	$1.3	$2.3

The following table shows our gross and net returns by fund:10

First Quarter 2011
Gross Returns

Drawbridge Special Opportunities LP [11]	6.7%
Drawbridge Special Opportunities Ltd. [11]	7.9%
Fortress Partners Fund LP	3.6%
Fortress Partners Offshore Fund L.P.	3.5%

Net Returns

Drawbridge Special Opportunities LP [11]	4.9%
Drawbridge Special Opportunities Ltd. [11]	5.8%
Fortress Partners Fund LP	3.3%
Fortress Partners Offshore Fund L.P.	3.2%

The Credit Hedge Funds generated pre-tax DE of $20 million in the first quarter of 2011, up 82% from $11 million in the first quarter of 2010, as a result of an increase in segment revenues of $32 million, partially offset by an increase in segment expenses of $23 million.

Segment revenues were $74 million in the first quarter of 2011, up 76% from $42 million in the first quarter of 2010. The year-over-year increase in segment revenues resulted from a $30 million increase in incentive income and a $2 million increase in management fees. As a result of the positive performance across each of the Credit Hedge Funds, the majority of the capital that is eligible to earn incentive income within these funds continued to exceed their respective high water marks and therefore incentive income was recognized.

Credit – Private Equity Funds

Assets under management for the Credit Private Equity Funds was $4.5 billion as of March 31, 2011, compared to $4.8 billion as of December 31, 2010 and $2.2 billion as of March 31, 2010. As of March 31, 2011, the Credit Private Equity Funds had approximately $3.6 billion of uncalled or recallable committed capital that will become assets under management when invested.

[7]	Combined AUM for Drawbridge Special Opportunities Fund Ltd., Drawbridge Special Opportunities Fund LP, Drawbridge Special Opportunities Fund managed accounts, Worden Fund LP and Worden Fund II LP.
[8]	Combined AUM for Fortress Partners Offshore Fund L.P. and Fortress Partners Fund LP.
[9]

Fortress will receive management fees from these funds equal to 1% of cash receipts and up to 1% per annum on certain managed assets, subject to collectability, and may receive limited incentive income if aggregate realizations exceed an agreed threshold.

[10]

The performance data contained herein reflects returns for a "new issue eligible," single investor class as of the close of business on the last day of the relevant period. Gross returns reflect performance data prior to management fees borne by the Fund and incentive allocations while net returns reflect performance data after taking into account management fees borne by the Fund and incentive allocations. Specific performance may vary based on, among other things, whether fund investors are invested in one or more special investments.

[11]

The returns for the Drawbridge Special Opportunities Funds reflect the performance of each fund excluding the performance of the redeeming capital accounts which relate to December 31, 2008, December 31, 2009, and December 31, 2010 redemptions.

The Credit Private Equity Funds generated pre-tax DE of $38 million in the first quarter of 2011, down 17% from $46 million in the first quarter of 2010, as a result of a decrease in segment revenues of $22 million, partially offset by a decrease in segment expenses of $14 million.

Segment revenues were $73 million in the first quarter of 2011, down 23% from $95 million in the first quarter of 2010. The year-over-year decrease in segment revenues was largely driven by a $28 million decrease in incentive income, partially offset by a $6 million increase in management fees. During the first quarter of 2011, Fortress had profit realizations in its Credit Private Equity Funds and generated a total of $57 million of incentive income in the segment.

Principal Investments

As of March 31, 2011, Principal Investments had segment assets (excluding cash and cash equivalents) totaling $1,077 million, up from $865 million as of March 31, 201012. As of March 31, 2011, Fortress’s share of the net asset value of its direct and indirect investments exceeded its segment cost basis by $311 million, representing unrealized gains.

Principal Investments, which is comprised of investments in Fortress’s underlying funds, generated pre-tax DE of $8 million in the first quarter of 2011, up from $4 million in the first quarter of 2010, as a result of an increase in investment income of $4 million and flat year-over-year interest expense.

As of March 31, 2011, we had a total of $102 million of outstanding commitments to our funds as detailed in the table below.

(dollars in thousands)	Outstanding Commitments March 31, 2011
Private equity funds	$28,364
Credit PE funds	73,782

$102,146

LIQUIDITY & CAPITAL

As of March 31, 2011, Fortress had cash on hand of $219 million and debt obligations of $275 million. As of March 31, 2011, Fortress had availability for further borrowing under its revolving credit facility of $51 million.

DIVIDEND POLICY

Each quarter, we evaluate whether to pay quarterly dividends on our Class A shares. The amount of any dividends will be determined by our board of directors. However, no assurance can be given that any dividends, whether quarterly or otherwise, will or can be paid. In determining the amount of any dividends, our board will take into account various factors, including our financial performance, on both an actual and projected basis, earnings, liquidity and the operating performance of our segments as assessed by management.

NON-GAAP INFORMATION

Fortress discloses certain non-GAAP financial information, which management believes provides a meaningful basis for comparison among present and future periods. The following are non-GAAP measures used in the accompanying financial information:

[12]	Assets at March 31, 2010 have been adjusted to reflect a change in our method of reporting segment basis assets in order to be comparable to the assets reported at March 31, 2011.

•	Pre-tax DE and pre-tax DE per dividend paying share

•	Fund management DE

•	Segment revenues

•	Segment expenses

•	GAAP net income excluding principals agreement compensation

•	Weighted Average Dividend Paying Shares and Units Outstanding (Used for DEPS)

We urge you to read the reconciliation of such data to the related GAAP measures appearing in the exhibits to this release.

CONFERENCE CALL

Management will host a conference call today, Thursday, May 5, 2011 at 8:30 A.M. Eastern Time. A copy of the earnings release is posted to the Investor Relations section of Fortress’s website, www.fortress.com.

All interested parties are welcome to participate on the live call. The conference call may be accessed by dialing 1-877-717-3044 (from within the U.S.) or 1-706-679-1521 (from outside of the U.S.) ten minutes prior to the scheduled start of the call; please reference “Fortress First Quarter Earnings Call.”

A simultaneous webcast of the conference call will be available to the public on a listen-only basis at www.fortress.com. Please allow extra time prior to the call to visit the site and download the necessary software required to listen to the internet broadcast.

A telephonic replay of the conference call will also be available until 11:59 P.M. Eastern Time on Thursday, May 12, 2011 by dialing 1-800-642-1687 (from within the U.S.) or 1-706-645-9291 (from outside of the U.S.); please reference access code “60798471.”

ABOUT FORTRESS

Fortress is a leading global investment manager with approximately $43.1 billion in assets under management as of March 31, 2011. Fortress offers alternative and traditional investment products and was founded in 1998. For more information regarding Fortress Investment Group LLC or to be added to our e-mail distribution list, please visit www.fortress.com.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS — Certain statements in this press release may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding our sources of management fees, incentive income and investment income (loss), estimated fund performance, the amount and source of expected capital commitments and amount of redemptions. These statements are not historical facts, but instead represent only the Company’s beliefs regarding future events, many of which, by their nature, are inherently uncertain and outside of the Company’s control. It is possible that the sources and amounts of management fees, incentive income and investment income, the amount and source of expected capital commitments for any new fund or redemption amounts may differ, possibly materially, from these forward-looking statements, and any such differences could cause our actual results to differ materially from the results expressed or implied by these forward-looking statements. For a discussion of some of the risks and important factors that could affect such forward-looking statements, see the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s Quarterly Report on Form 10-Q, which is, or will be, available on the Company’s website (www.fortress.com). In addition, new risks and uncertainties emerge from time to time, and it is not possible for the Company to predict or assess the impact of every factor that may cause its actual results to differ from those contained in any forward-looking statements. Accordingly, you should not place undue reliance on any forward-looking statements contained in this press release. The Company can give no assurance that the expectations of any forward-looking statement will be obtained. Such forward-looking statements speak only as of the date of this press release. The Company expressly disclaims any obligation to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company’s expectations with regard thereto or any change in events, conditions or circumstances on which any statement is based.

Fortress Investment Group LLC

Consolidated Statements of Operations (Unaudited)

(dollars in thousands, except share data)

	Quarter Ended March 31,
	2011	2010
Revenues
Management fees: affiliates	$118,868	$106,536
Management fees: non-affiliates	14,401	2,601
Incentive income: affiliates	15,076	17,556
Incentive income: non-affiliates	978	5,154
Expense reimbursements from affiliates	44,342	23,067
Other revenues	3,152	5,274

	196,817	160,188

Expenses
Interest expense	4,660	3,796
Compensation and benefits	215,435	179,393
Principals agreement compensation	234,759	234,759
General, administrative and other	40,182	21,108
Depreciation and amortization	3,080	2,682

	498,116	441,738

Other Income (Loss)
Gains (losses)	(4,763)	572
Tax receivable agreement liability adjustment	(116)	1,317
Earnings (losses) from equity method investees	72,403	19,881

	67,524	21,770

Income (Loss) Before Income Taxes	(233,775)	(259,780)
Income tax benefit (expense)	(21,419)	(1,552)

Net Income (Loss)	(255,194)	$(261,332)

Principals’ and Others’ Interests in Income (Loss) of Consolidated Subsidiaries	$(151,762)	$(177,181)

Net Income (Loss) Attributable to Class A Shareholders	$(103,432)	$(84,151)

Dividends Declared Per Class A Share	$—	$—

Earnings (Loss) Per Class A Share
Net income (loss) per Class A share, basic	$(0.58)	$(0.56)

Net income (loss) per Class A share, diluted	$(0.58)	$(0.58)

Weighted average number of Class A shares outstanding, basic	181,019,501	157,821,895

Weighted average number of Class A shares outstanding, diluted	181,019,501	465,595,747

Fortress Investment Group LLC

Consolidated Balance Sheets

(dollars in thousands)

	March 31, 2011 (Unaudited)	December 31, 2010
Assets
Cash and cash equivalents	$219,450	$210,632
Due from affiliates	190,842	303,043
Investments	1,091,256	1,012,883
Deferred tax asset	411,387	415,990
Other assets	106,852	134,147

	$2,019,787	$2,076,695

Liabilities and Equity

Liabilities
Accrued compensation and benefits	$92,239	$260,790
Due to affiliates	304,103	342,397
Deferred incentive income	245,779	198,363
Debt obligations payable	275,000	277,500
Other liabilities	105,877	68,230

	1,022,998	1,147,280

Commitments and Contingencies

Equity
Class A shares, no par value, 1,000,000,000 shares authorized, 177,562,804 and 169,536,968 shares issued and outstanding at March 31, 2011 and December 31, 2010, respectively	—	—
Class B shares, no par value, 750,000,000 shares authorized, 305,857,751 and 300,273,852 shares issued and outstanding at March 31, 2011 and December 2010, respectively	—	—
Paid-in capital	1,585,042	1,465,358
Retained earnings (accumulated deficit)	(1,156,037)	(1,052,605)
Accumulated other comprehensive income (loss)	(1,240)	(1,289)

Total Fortress shareholders’ equity	427,765	411,464
Principals’ and others’ interests in equity of consolidated subsidiaries	569,024	517,951

Total Equity	996,789	929,415

	$2,019,787	$2,076,695

Fortress Investment Group LLC

Exhibit 1

Assets Under Management and Fund Management DE

(dollars in millions)

	Three Months Ended					Three Months Ended March 31, 2011
	March 31, 2010	June 30, 2010	September 30, 2010	December 31, 2010	Full Year 2010
Fortress

Assets Under Management
Private Equity & Castles	$14,610	$14,382	$14,694	$14,960	$14,960	$13,244
Liquid Hedge Funds	4,273	4,167	4,293	4,684	4,684	4,814
Credit Hedge Funds	9,117	8,744	8,590	8,444	8,444	8,034
Credit Private Equity Funds	2,197	2,896	4,128	4,817	4,817	4,531
Traditional Asset Management	—	11,471	12,289	11,708	11,708	12,484

AUM - Ending Balance	$30,197	$41,660	$43,994	$44,613	$44,613	$43,107

Third-Party Capital Raised	$890	$1,531	$1,229	$1,641	$5,291	$551

Segment Revenues
Management fees	$108	$119	$111	$120	$458	$121
Incentive income	99	50	75	145	369	118
Unallocated revenues	—	4	5	4	13	5

Total	207	173	191	269	840	244

Segment Expenses
Operating expenses	(64)	(61)	(78)	(79)	(282)	(83)
Profit sharing compensation expenses	(50)	(30)	(32)	(56)	(168)	(58)
Unallocated expenses	(1)	(9)	(10)	(12)	(32)	(8)

Total	(115)	(100)	(120)	(147)	(482)	(149)

Fund Management DE	$92	$73	$71	$122	$358	$95

Fortress Investment Group LLC

Exhibit 1

Assets Under Management and Fund Management DE

(dollars in millions)

	Three Months Ended				Full Year 2010	Three Months Ended March 31, 2011
	March 31, 2010	June 30, 2010	September 30, 2010	December 31, 2010
Private Equity Funds & Castles

Assets Under Management
Private Equity Funds	$11,555	$11,511	$11,621	$11,923	$11,923	$10,016
Castles	3,055	2,871	3,073	3,037	3,037	3,228

AUM - Ending Balance	$14,610	$14,382	$14,694	$14,960	$14,960	$13,244

Third-Party Capital Raised	$—	$—	$—	$—	$—	$—

Segment Revenues
Management fees	$45	$45	$49	$48	$187	$47
Incentive income	—	—	5	36	41	1

Total	45	45	54	84	228	48

Segment Expenses
Operating expenses	(17)	(15)	$(17)	(16)	(65)	(21)
Profit sharing compensation expenses	—	—	(2)	(16)	(18)	—

Total	(17)	(15)	(19)	(32)	(83)	(21)

Fund Management DE	$28	$30	$35	$52	$145	$27

Fortress Investment Group LLC

Exhibit 1

Assets Under Management and Fund Management DE

(dollars in millions)

	Three Months Ended				Full Year 2010	Three Months Ended March 31, 2011
	March 31, 2010	June 30, 2010	September 30, 2010	December 31, 2010
Liquid Hedge Funds

Assets Under Management
Fortress Macro Funds [13]	$2,482	$2,427	$2,810	$3,170	$3,170	$3,281
Drawbridge Global Macro Funds [14]	771	657	408	419	419	422
Fortress Commodities Funds [15]	1,020	1,083	1,075	1,095	1,095	1,111

AUM - Ending Balance	$4,273	$4,167	$4,293	$4,684	$4,684	$4,814

Third-Party Capital Raised	$634	$317	$426	$321	$1,698	$330

Segment Revenues
Management fees	$19	$20	$19	$21	$79	$22
Incentive income	6	(2)	20	41	65	22

Total	25	18	39	62	144	44
Segment Expenses
Operating expenses	(14)	(16)	(18)	(22)	(70)	(19)
Profit sharing compensation expenses	(3)	(1)	(5)	(10)	(19)	(12)

Total	(17)	(17)	(23)	(32)	(89)	(31)

Fund Management DE	$8	$1	$16	$30	$55	$13

Returns
Gross Returns [16]
Fortress Macro Fund Ltd	4.3%	-0.3%	4.7%	6.4%	15.7%	2.9%
Drawbridge Global Macro Fund Ltd	4.2%	-1.0%	4.1%	5.7%	13.5%	2.7%
Fortress Commodities Fund L.P.	-3.0%	2.7%	-1.2%	6.0%	4.3%	4.2%
Fortress Asia Macro Fund Ltd	N/A	N/A	N/A	N/A	N/A	4.4%
Net Returns [16]
Fortress Macro Fund Ltd	3.0%	-0.7%	3.3%	4.7%	10.7%	1.9%
Drawbridge Global Macro Fund Ltd	3.7%	-1.5%	3.2%	4.2%	9.8%	1.7%
Fortress Commodities Fund L.P.	-3.5%	2.2%	-1.7%	5.0%	1.8%	3.0%
Fortress Asia Macro Fund Ltd	N/A	N/A	N/A	N/A	N/A	3.5%

[13]

Combined AUM for Fortress Macro Onshore Fund LP, Fortress Macro Offshore Fund L.P., Fortress Macro Fund Ltd, Fortress Macro managed accounts, Fortress Asia Macro Fund Ltd and Fortress Asia Macro Fund LP. The Fortress Asia Macro Funds were launched on March 1, 2011.

[14]

Combined AUM for Drawbridge Global Macro Fund LP, Drawbridge Global Macro Intermediate Fund L.P., Drawbridge Global Alpha Intermediate Fund L.P., DBGM Offshore Ltd, DBGM Onshore LP, DBGM Alpha V Ltd and Drawbridge Global Macro managed accounts.

[15]	Combined AUM for Fortress Commodities Fund L.P., Fortress Commodities MA1 Ltd and Fortress Commodities managed accounts.
[16]

The performance data contained herein reflects returns for a "new issue eligible," single investor class as of the close of business on the last day of the relevant period. Gross returns reflect performance data prior to management fees borne by the Fund and incentive allocations while net returns reflect performance data after taking into account management fees borne by the Fund and incentive allocations.

Fortress Investment Group LLC

Exhibit 1

Assets Under Management and Fund Management DE

(dollars in millions)

	Three Months Ended					Three Months Ended March 31, 2011
	March 31, 2010	June 30, 2010	September 30, 2010	December 31, 2010	Full Year 2010
Credit Hedge Funds

Assets Under Management
Drawbridge Special Opportunities Funds [17]	$5,227	$5,176	$5,200	$5,474	$5,474	$5,341
Fortress Partners Funds [18]	1,564	1,539	1,604	1,671	1,671	1,489
Value Recovery Funds [19]	2,326	2,029	1,786	1,299	1,299	1,204

AUM - Ending Balance	$9,117	$8,744	$8,590	$8,444	$8,444	$8,034

Third-Party Capital Raised	$81	$49	$75	$242	$447	$149

Segment Revenues
Management fees	$34	$43	$32	$35	$144	$36
Incentive income	8	5	41	51	105	38

Total	42	48	73	86	249	74

Segment Expenses
Operating expenses	(27)	(25)	(35)	(33)	(120)	(36)
Profit sharing compensation expenses	(4)	(5)	(20)	(19)	(48)	(18)

Total	(31)	(30)	(55)	(52)	(168)	(54)

Fund Management DE	$11	$18	$18	$34	$81	$20

Returns
Gross Returns [20]
Drawbridge Special Opportunities LP [21]	7.5%	4.6%	8.5%	7.7%	31.3%	6.7%
Drawbridge Special Opportunities Ltd. [21]	7.6%	4.1%	11.2%	9.8%	36.7%	7.9%
Fortress Partners Fund LP	3.3%	-0.1%	3.6%	6.2%	13.5%	3.6%
Fortress Partners Offshore Fund L.P.	2.9%	0.7%	3.7%	6.1%	14.1%	3.5%

Net Returns [20]
Drawbridge Special Opportunities LP [21]	6.9%	4.0%	6.7%	5.8%	25.5%	4.9%
Drawbridge Special Opportunities Ltd. [21]	7.0%	3.4%	8.4%	7.5%	29.0%	5.8%
Fortress Partners Fund LP	3.0%	-0.3%	3.3%	5.9%	12.3%	3.3%
Fortress Partners Offshore Fund L.P.	2.6%	0.5%	3.5%	5.8%	12.8%	3.2%

[17]	Combined AUM for Drawbridge Special Opportunities Fund Ltd., Drawbridge Special Opportunities Fund LP, Drawbridge Special Opportunities Fund managed accounts, Worden Fund LP and Worden Fund II LP.
[18]	Combined AUM for Fortress Partners Offshore Fund L.P. and Fortress Partners Fund LP.
[19]

Fortress will receive management fees from these funds equal to 1% of cash receipts and up to 1% per annum on certain managed assets, subject to collectability, and may receive limited incentive income if aggregate realizations exceed an agreed threshold.

[20]

The performance data contained herein reflects returns for a "new issue eligible," single investor class as of the close of business on the last day of the relevant period. Gross returns reflect performance data prior to management fees borne by the Fund and incentive allocations while net returns reflect performance data after taking into account management fees borne by the Fund and incentive allocations. Specific performance may vary based on, among other things, whether fund investors are invested in one or more special investments.

[21]

The returns for the Drawbridge Special Opportunities Funds reflect the performance of each fund excluding the performance of the redeeming capital accounts which relate to December 31, 2008, December 31, 2009, and December 31, 2010 redemptions.

Fortress Investment Group LLC

Exhibit 1

Assets Under Management and Fund Management DE

(dollars in millions)

	Three Months Ended				Full Year 2010	Three Months Ended March 31, 2011
	March 31, 2010	June 30, 2010	September 30, 2010	December 31, 2010
Credit Private Equity Funds

Assets Under Management
Long Dated Value Funds	$665	$660	$662	$618	$618	$619
Real Assets Funds	167	167	200	193	193	141
Fortress Credit Opportunities Funds [22]	859	1,236	2,333	2,951	2,951	2,699
Asia Funds (including FJOF) [23]	506	833	933	1,055	1,055	1,072

AUM - Ending Balance	$2,197	$2,896	$4,128	$4,817	$4,817	$4,531

Third-Party Capital Raised	$175	$1,165	$728	$1,078	$3,146	$72

Segment Revenues
Management fees	$10	$11	$11	$16	$48	$16
Incentive income	85	47	9	17	158	57

Total	95	58	20	33	206	73

Segment Expenses
Operating expenses	(6)	(5)	(8)	(8)	(27)	(7)
Profit sharing compensation expenses	(43)	(24)	(5)	(11)	(83)	(28)

Total	(49)	(29)	(13)	(19)	(110)	(35)

Fund Management DE	$46	$29	$7	$14	$96	$38

[22]	Combined AUM for Credit Opportunities Fund, Credit Opportunities Fund II, FTS SIP L.P., FCO MA LSS, FCO MA II, FCO MA Mapleleaf, Net Lease Fund I, Life Settlement Fund and Life Settlement Fund MA.
[23]	Combined AUM for Japan Opportunities Fund and Global Opportunities Fund.

Fortress Investment Group LLC

Exhibit 2

Reconciliation of Fund Management DE to Pre-tax Distributable Earnings and GAAP Net Income (Loss) and

Reconciliation of Segment Revenues to GAAP Revenues

(dollars in millions)

	Three Months Ended					Three Months Ended March 31, 2011
	March 31, 2010	June 30, 2010	September 30, 2010	December 31, 2010	Full Year 2010
Fund Management DE	$92	$73	$71	$122	$358	$95

Investment Income (Loss)	8	4	10	12	34	12
Interest Expense	(4)	(4)	(3)	(9)	(20)	(4)

Pre-tax Distributable Earnings	$96	$73	$78	$125	$372	$103

Private Equity incentive income	(67)	(18)	(8)	55	(38)	(47)
Hedge Fund incentive income	(6)	(4)	(59)	66	(3)	(53)
Distributions of earnings from equity method investees	(6)	(3)	(2)	(4)	(15)	(7)
Earnings (losses) from equity method investees	13	4	7	63	87	66
Gains (losses) on options	1	(1)	—	2	2	(1)
Gains (losses) on other Investments	—	(12)	2	11	1	(5)
Impairment of investments	4	1	—	—	5	—
Adjust income from the receipt of options	—	—	—	—	—	7
Mark-to-market of contingent consideration in business combination	—	—	—	1	1	1
Amortization of intangible assets and impairment of goodwill	—	—	(1)	—	(1)	(1)
Employee equity-based compensation	(64)	(49)	(56)	(49)	(218)	(64)
Principal compensation	(235)	(237)	(240)	(240)	(952)	(235)
Principals’ and Others’ Interests in Income (Losses) of Consolidated Subsidiaries	180	161	180	(14)	507	154
Tax receivable agreement liability reduction	1	—	—	21	22	—
Taxes	(1)	(8)	5	(51)	(55)	(21)

GAAP Net Income (Loss) Attributable to Class A Shareholders	$(84)	$(93)	$(94)	$(14)	$(285)	$(103)

Principals’ and Others’ Interests in Income (Losses) of Consolidated Subsidiaries	(177)	(159)	(177)	16	(497)	(152)

GAAP Net Income (Loss)	$(261)	$(252)	$(271)	$2	$(782)	$(255)

Segment Revenues	$207	$173	$191	$269	$840	$244

Adjust management fees	1	(3)	—	—	(2)	—
Adjust incentive income	(74)	(21)	(67)	121	(41)	(102)
Adjust income from the receipt of options	—	—	—	—	—	7
Other revenues	26	43	38	46	153	48

GAAP Revenues	$160	$192	$162	$436	$950	$197

“Distributable earnings” is our supplemental measure of operating performance. It reflects the value created which management considers available for distribution during any period. As compared to generally accepted accounting principles (“GAAP”) net income, distributable earnings excludes the effects of unrealized gains (or losses) on illiquid investments, reflects contingent revenue which has been received as income to the extent it is not expected to be reversed, and disregards expenses which do not require an outlay of assets, whether currently or on an accrued basis. Distributable earnings is reflected on an unconsolidated and pre-tax basis, and, therefore, the interests in consolidated subsidiaries related to Fortress Operating Group units (held by the principals) and income tax expense are added back in its calculation. Distributable earnings is not a measure of cash generated by operations which is available for distribution nor should it be considered in isolation or as an alternative to cash flow or net income and it is not necessarily indicative of liquidity or cash available to fund our operations. For a complete discussion of distributable earnings and its reconciliation to GAAP, as well as an explanation of the calculation of distributable earnings impairment, see note 10 to our financial statements included in our Quarterly Report on Form 10-Q for the quarter ended March 31, 2011.

Our management uses distributable earnings:

•	in its determination of periodic distributions to equity holders;

•	in making operating decisions and assessing the performance of each of our core businesses;

•	for planning purposes, including the preparation of our annual operating budgets; and

•	as a valuation measure in strategic analyses in connection with the performance of our funds and the performance of our employees.

Growing distributable earnings is a key component to our business strategy and distributable earnings is the supplemental measure used by our management to evaluate the economic profitability of each of our businesses and our total operations. Therefore, we believe that it provides useful information to our investors in evaluating our operating performance. Our definition of distributable earnings is not based on any definition contained in our amended and restated operating agreement.

Fortress Investment Group LLC

Exhibit 3

Reconciliation of GAAP Net Income (Loss) Excluding Principals Agreement

Compensation to GAAP Net Income (Loss)

(dollars in thousands)

	First Quarter
	2011	2010
GAAP net income (loss)	$(255,194)	$(261,332)
Principals agreement compensation	234,759	234,759

GAAP net income (loss) excluding principals agreement compensation	$(20,435)	$(26,573)

Fortress Investment Group LLC

Exhibit 4

Reconciliation of Weighted Average Class A Shares Outstanding (Used for Basic EPS) to Weighted Average Dividend Paying Shares and Units Outstanding (Used for DEPS)

	Three Months Ended March 31,
	2011	2010
Weighted Average Class A Shares Outstanding (Used for Basic EPS)	181,019,501	157,821,895

Weighted average fully vested restricted Class A share units with dividend equivalent rights	(9,481,968)	(11,606,613)
Weighted average fully vested restricted Class A shares	(250,509)	(141,472)

Weighted Average Class A Shares Outstanding	171,287,024	146,073,810

Weighted average restricted Class A shares [24]	452,434	231,292
Weighted average fully vested restricted Class A share units which are entitled to dividend equivalent payments	9,481,968	11,606,613
Weighted average nonvested restricted Class A share units which are entitled to dividend equivalent payments	14,281,131	19,651,275
Weighted average Fortress Operating Group units	301,700,848	307,773,852
Weighted average Fortress Operating Group RPUs	28,359,260	31,000,000

Weighted Average Dividend Paying Shares and Units Outstanding (Used for DEPS)	525,562,665	516,336,842

Weighted average vested and nonvested restricted Class A share units which are not entitled to dividend equivalent payments	25,501,235	27,632,927

Weighted Average Fully Diluted Shares and Units Outstanding (Used for Diluted DEPS)	551,063,900	543,969,769

[24]	Includes both fully vested and nonvested weighted average restricted Class A shares.